Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:                    12
Distribution Date:                      14-Mar-97
Payment Date:                           17-Mar-97
Collection Period Beginning:            01-Feb-97
Collection Period Ending:               28-Feb-97
Note and Certificate Accrual Beginning: 18-Feb-97
Note and Certificate Accrual Ending:    17-Mar-97

BOND SUMMARY:
Beginning Class A Note Security Balance               $484,508,086.84
Beginning Class B Note Security Balance               $136,244,640.00
Beginning Certificate Security Balance                $25,455,360.00
Beginning Overcollateralization Amount                $41,660,777.04
Beginning Class A Adjusted Balance                    $484,508,086.84
Beginning Class B Adjusted Balance                    $136,244,640.00
Beginning Certficate  Adjusted Balance                 $25,455,360.00
Beginning Overcollateralization Amount                 $41,660,777.04
Ending Class A Note Security Balance                   $471,983,141.27
Ending Class B Note Security Balance                   $136,244,640.00
Ending Certificate Security Balance                   $25,455,360.00
Ending Overcollateralization Amount                   $41,804,083.05
Ending Class A Adjusted Balance                       $471,983,141.27
Ending Class B Adjusted Balance                       $136,244,640.00
Ending Certficate  Adjusted Balance                   $25,455,360.00
Ending Overcollateralization Amount                   $41,804,083.05
Class A Note Rate Capped at 13%                       5.641880%
Class B Note Rate Capped at 15%                       6.021880%
Certificate Rate Capped at 16%                        6.421880%
Class A Interest Due                                  $2,050,152.36
Class B Interest Due                                  $615,336.65
Certificate Yield  Due                                $122,603.45
Class A Interest Paid                                 $2,050,152.36
Class B Interest Paid                                 $615,336.65
Certificate Yield Paid                                $122,603.45
Class A Unpaid Interest                               $0.00
Class B Unpaid Interest                               $0.00
Certificate Unpaid Yield                              $0.00
Class A Principal Paid                                $12,524,945.56
Class B Principal Paid                                $0.00
Certificate Principal Paid                            $0.00
OC Principal Paid                                     $0.00
Beginning Class A Net Charge-Off                      $0.00
Beginning Class B Net Charge-Off                      $0.00
Beginning Certificate Net Charge-Off                  $0.00
Beginning OC Net Charge-Off                           $0.00
Reversals Allocated to Class A                        $0.00
Reversals Allocated to Class B                        $0.00
Reversals Allocated to Certificates                   $0.00
Reversals Allocated to OC plus Acclerated Principal Payments    $143,306.01
 Total Charge-Offs:                                   $0.00
Charge-Offs Allocated to Class A                      $0.00
Charge-Offs Allocated to Class B                      $0.00
Charge-Offs Allocated to Certificates                 $0.00
Charge-Offs Allocated to OC                           $0.00
Ending Class A Net Charge-Off                         $0.00
Ending Class B Net Charge-Off                         $0.00
Ending Certificate Net Charge-Off                     $0.00
Ending OC Net Charge-Off                              $0.00
Bond Balance Reconciliation (should equal $0.00)       $0.00
Certificate Balance/Participation Invested Amount (Beginning of Month)
                                                      3.7006%
Designated Certificate / Certificate Security (Balance Beginning of Month)
                                                      1.003168%
Designated Certificate  - Beginning of Month           $255,360.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05 (iii) &
(vi)(c))                                              $0.00
Designated Certificate  - End of Month                $255,360.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05 (i)(c))
                                                      $1,229.92
Designated Certificateholder Accelerated Principal Payments - Beginning Balance
                                          $1,760,777.04
Accelerated Principal Payment (Sec. 3.05 (v))          $143,306.01
Payments to Holder of Designated Certificate in respect to Acc. Prin. (Sec. 3.05
(iv)                                            $0.00
Designated Certificateholder Accelerated Principal Payments - Ending Balance
                                                      $1,904,083.05
Designated Certificateholder Holdback Amount (Beginning of Month)
                                                      $39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (Sec. 3.05
(iv) &                                                $0.00
Designated Certificateholder Holdback Amount (End of Month)     $39,900,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph following
(vii))                                                $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))          $679,913.06